Acquisitions	12 Months Ended
Mar. 31, 2015
Acquisitions [Abstract]
Business Combination Disclosure Text Block

2. Acquisition of Equity Interest

In April 2014, the Company purchased a 50% equity interest in Truitt Bros. Inc. ("Truitt") for $16.2 million. The purchase agreement grants the Company the right to acquire the remaining 50% ownership of Truitt in the future under certain conditions. Truitt is known for its industry innovation related to packing shelf stable foods in trays, pouches and bowls. Truitt has two state-of-the-art plants located in Oregon and Kentucky. This investment is included in Other Assets in the Consolidated Balance Sheets as of March 31, 2015 and is accounted for using the equity method of accounting.